NATURALSHRIMP, INC.

Creating Technology for a Sustainable Future

- OTCQB:SHMP
- Investor Presentation
- September 2020

Disclaimer / Forward-Looking Statements

Disclaimer

This document is based on information provided by Natural Shrimp, Inc. (the "Company") and other sources that the Company believes are reliable. Nothing in this document is, or may be relied upon as, a promise or representation by the Company as to the past or the future. This is not an offer or the solicitation of an offer to buy any securities of the Company, and readers should not construe the contents of this document as investment, legal or tax advice. The information contained in this document is made as of the date hereof, and does not reflect any events that may occur subsequent to the date hereof. The Company undertakes no duty or obligation to update or revise the information included in this presentation. This document contains confidential information regarding the Company.

Forward-Looking Statements

The Information contains certain "forward-looking" statements. You can identify forward-looking statements by terminology such as "may," "will," "would," "could," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continues" or the negative of these terms or other comparable terminology. Forward-looking" statements are based on various assumptions made by the Company, which assumptions may prove to be incorrect. Accordingly, there can be no assurance that such forward-looking statements will accurately predict future events or the Company's actual performance. In addition, any projections and representations, written or oral, which do not conform to those contained in this Presentation, must be disregarded, and their use is a violation of law.

No representation or warranty can be given that the estimates, opinions or assumptions made herein will prove to be accurate. We assume no obligation to update such forward-looking statements or to update the reasons actual results could differ materially from those anticipated in such forward-looking statements. Because many factors are unforeseeable, the foregoing should not be considered an exhaustive list and readers are cautioned not to place undue reliance on forward-looking statements.

- Company Overview
- Executive Management Team

Company Overview

NaturalShrimp Incorporated, (NSI) is a biotech / food safety company that has developed a proprietary technology to grow and sell fresh, low-cost, high-quality shrimp anywhere in the world.



- The NSI system consists of fully contained and independent production facilities to raise Pacific white shrimp in an ecologically controlled, high-density, low-cost environment in geographically strategic, high-consumption areas.

- **Ecologically controlled independent production system without the use of antibiotics or toxic chemicals.**

- NSI uses *Vibrio Suppression Technology*, a solution against infectious agents that helps to exclude and suppress harmful organisms, significantly better than competing BioFloc technology.



- The Company's expansion plans include both domestic and international production facilities and distribution channels.

Company Financials

- Company has a Market Capitalization of $72.03M[1]
- 510.87M shares outstanding @ $0.138 cents[1]
- Company is Pre-Revenue, but moving quickly to commercialization stage

- Corporate Headquarters are in Dallas, Texas, with operations in San Antonio, Texas

(1) *Market capitalization and share price as of September 10,, 2020.*

Executive Management Team

Gerald Easterling | Chief Executive Officer and President

- Mr. Gerald Easterling has served as President and a Director of NaturalShrimp since its inception in 2001. Mr. Easterling has experience in the food business and related industries.
- Formerly President and Director of Café Quick Enterprises, which uses a unique, patented air impingement technology to cook fresh and frozen food in vending machines. Developed the proprietary patented food delivery systems, including packaging and product specifications. The Café Quick™ technology was patented worldwide; in 2012 the Company sold all of its proprietary technology and assets to privately-held, KRh Thermal Systems (Anaheim, California).
- Former President and Co-Founder of Process Technology (later renamed Fresh Fry™), a company that was the first patented customer-operated French fry machine for the convenience store industry. Amongst his responsibilities were equipment and food development, distribution, and oversight of over 1,500 convenience stores including Southland 7-11's and also Stop N Go's. He negotiated the sale of the company and intellectual property to Salt Lake City based U and I Group, an American Stock Exchange company.

Thomas Untermeyer | Chief Operating Officer and Chief Technology Officer

- Mr. Untermeyer is a co-founder of NaturalShrimp and is the inventor of the initial technology behind the computer-controlled shrimp-raising system used by the Company. He has served as an engineering consultant to NaturalShrimp since 2001.
- Mr. Untermeyer served as a Senior Program Manager with Southwest Research Institute in San Antonio, Texas for 34 years but is now working full time as the Chief Technology Officer and the Chief Technology Officer for the NaturalShrimp. His experience includes systems engineering, program development, and technical management. Mr. Untermeyer has spent his entire career in the process of defining, designing, and developing electronic products and systems for both commercial and government clients. This has included small design programs to large multi-million-dollar programs involving large multidisciplinary teams composed of software, electrical, and mechanical engineers.
- Bachelor of Science in Electrical Engineering from St. Mary's University.

Executive Management Team

William Delgado| Chief Financial Officer and Treasurer

- Mr. Delgado has served as a consultant to numerous public and private companies in a management capacity and as a board member. He is currently restructuring Global Digital Solutions, Inc. ("GDSI"), a security and technology company, where he serves as the CEO/CFO.
- Mr. Delgado served as a former Chief Budget Analyst for the Northern California region for Pacific Bell.
- Bachelor of Science with Honors in Applied Economics from the University of San Francisco and Graduate studies in Telecommunications Management at Southern Methodist University.

Steve Walker | Corporate Attorney and Secretary

- Mr. Walker has forty-four years practicing law with focus on emerging and start-up companies, resource law, litigation and corporate governance.
- Mr. Walker worked for the Federal Energy Administration in Compliance, the Texas Oil & Gas Corp. and currently has a Private Practice with a period of employment as General Counsel of Reichmann Petroleum
- Graduated from University of Texas at Austin BA with Honors , Graduated from St. Mary's School of Law at San Antonio with JD, Licensed as an attorney by the State Bar of Texas

Neil Reithinger | Eventus Advisory Group, LLC – Advisor

- Eventus Advisory Group, LLC provides capitalization planning, consultation on initial public filings, as well as finance department creation, organization, implementation and maintenance (CFO Services) to small and medium sized companies, both public and private. Eventus Advisory Group, LLC offers a wide variety of services that enable its clients to grow and to achieve their financial objectives.

Douwe Iedema | Executive Corporate Chef

Mr. Iedema has been serving NaturalShrimp since April 2019. He is a seasoned Executive Chef, with more over twenty-five years of demonstrated success planning and directing the operations of large restaurants and events, driving top class performance metrics and revenue growth, while enhancing productivity and profitability. He is known as a leader and problem solver, with recognized ability to deliver the highest standards of quality and operational excellence.

Mr. Iedema trained as a Culinary Chef in the Netherlands and received his Master of Arts in Classic French Cuisine, at the Karl Van Erven Private School also in the Netherlands.

He is responsible for Marketing, Sales, developing relationships with chefs, creating menus and recipes branding our amazing product.

- Industry Overview

Industry Overview – Population Increase & More Seafood Consumption

Explosive Growth in the Number of People on Earth.

- The United Nations estimates that there will be close to 9.3 billion people on our planet by the year 2050.
- An additional 2.3 billion people; an increase of +32% from today's numbers.

Population Growth of Humans on Earth (Present – 2050E)



Billions of People
10.00
8.00
6.00
4.00
2.00
2.52
7.05
9.30
+32% Increase
+2.3 billion people
1950
2012
2050



Source: United Nations - Population Division of the Department of Economic and Social Affairs (2010)

People Are Eating More Seafood

- Average seafood consumption has more than doubled since the 1960s.

Per Capita Seafood Consumption (1960s– Present)



kilograms a year
25.0
20.0
15.0
10.0
5.0
9.9
11.5
12.5
14.4
20.0
More than doubled
1960s
1970s
1980s
1990s
2016





Food and Agriculture Organization of UN - The State of World Fisheries and Aquaculture 2016

Industry Overview – Seafood Will Play A Major Role In Feeding The Planet

Shrimp / Fish are the most efficient producers of protein and have the best feed conversion ratio.



Aquaculture production is highly resource efficient
Protein retention 31% 21% 18% 15%
Energy retention 23% 10% 14% 27%
Feed conversion ratio 1.1 2.2 3.0 4-10
Edible meat/100 kg fed 61kg 21kg 17kg 4-10kg
Global Aquaculture Alliance

Aquaculture has increased significantly to meet the additional demand for seafood protein.



4 STAGES OF THE AQUACULTURE
SUPPLY CHAIN
2050
10 BILLION
ANIMAL PROTEIN
52%
AQUACULTURE?
AQUACULTURE
50%
62%
Global Aquaculture Alliance
Learn more at www.aquaculturealliance.org

Industry Overview – Shrimp Consumption Increasing

Demand exceeds supply
- Never-ending demand for shrimp products

United States Market
- $9.3 Billion spent
- 1.7 Billion lbs. consumed
- 4lbs. per person in the US

Where does it come from?
- The total consumption of shrimp in the United States is primarily imported substandard shrimp



$9.3 Billion
in US Shrimp
Sales
$50 Billion
World Wide
Shrimp Sales
1.7 Billion lbs.
of US Shrimp
Consumption

Industry Overview – Problems with Open-Water Shrimp

Open water supplies are being exhausted

- All seafood stocks are under strain.
- US Gulf Coast has suffered from algal bloom / dead zones several times in the last several years – disrupting supply chain.

Chemicals used to keep shrimp fresh

- Once shrimp are caught in the open water, they are dipped in sodium triphosphate and flash-frozen to slow the flesh decay process.
- This chemical is currently considered safe today.
- These chemicals are not natural, and they are in most of the "open-water" catch.











Industry Overview – Problems with Standard Shrimp Farming

Coming from countries with sub-standard safety / Cleanliness protocols

- 94%[1] of all shrimp consumed in the United States is imported from abroad, specifically from Asia and Latin America.
- There are also labor issues – many claims of indentured and abused workers.

Toxic Chemicals / Antibiotics Used / Risk of Disease

- In July of 2019, the U.S. Food and Drug Administration (FDA) reported that 3 out of the 85 (3.5%) total seafood entry line refusals were of shrimp for reasons related to banned antibiotics. (1)
- Through the first seven months of 2019, the FDA has refused a total of 50 entry lines of shrimp for reasons related to veterinary drug residues, compared to 53 all of 2018 and 55 in all of 2017. With five months left in 2019, the number of shrimp entry lines refused for reasons related to banned antibiotics in 2019 is likely to be the highest reported by the agency since 2016. (1)



FDA Refusals of Shrimp Entry Lines for Veterinary Drug Residues
450
400
350
300
250
200
150
100
50
0
7
43
37
41
26
99
78
67
80
127
55
75
208
404
134
55
53
50
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Jan-July 2019







(1) Source: Shrimp Alliance (July 2019)

- Company Overview

Corporate Technology Timeline

NSI has made significant strides to get to the current commercialization stage.



NaturalShrimp's Patented Technology Timeline
LSI / NSI
EC technology showed promise and began development of an improved prototype
F&T / NSI
EC prototype proved successful, tested the market, and began development of production units
NSI and Natural Aquatic Systems
Successfully tested EC production units and received a U.S. patent
Production Facility
Building new state of the art production facility in La Coste, Texas
Regional Facility Expansion
Establishing multiple production facilities in the United States and Europe
2012
2013
2014
2015
2016
2017
1018
2019
2020
2021
2022
2023
Research
Development
Production
Expansion

Company's Technology – Old vs. New

For many years, the Company was working with "BioFloc Technology" in their commercialization efforts in shrimp aqua-culture.

- A high-density, closed system that had significant promise, especially in small amounts. Other competitors still use this system.
- Major problems in large-scale commercialization.



Starting in 2014, SHMP switched to "Vibrio Suppression Technology", a new and innovative system.

- Creates higher sustainable densities, consistent production, improved growth and survival rates and improved food conversion without the use of antibiotics, probiotics or unhealthy anti-microbial chemicals.
- Vibrio Suppression Technology helps to exclude and suppress harmful organisms that usually destroy "BioFloc" and other enclosed technologies.


NATURAL
SHRIMP



Disruptive Biotechnology
The NaturalShrimp system is environmentally "green," uses no chemicals or antibiotics and does not pollute because it is an enclosed system.
The result, weekly fresh shrimp harvests in just 24 weeks, 52 weeks a year!

100% Closed Loop
NaturalShrimp's closed loop, re-circulating system has no ocean water exchange requirements, does not use chemical or antibiotics and therefore is sustainable, eco-friendly, environmentally sound and produces a superior quality shrimp that is totally natural

Visible Difference

There is a significant difference between NSI product (Farm Raised - Vibrio Suppression Technology), and Gulf Coast (Wild Caught) and competing aquaculture (Farm Raised - Biofloc Technology).


Gulf Coast
Shrimp


BioFloc Technology
Farm Raised


NSI Technology
Farm Raised

Healthier, larger, no anti-biotics

Competitors

The Company has several competitors

- Traditional Shrimp Farms
  - Use open-air ponds constructed near oceans to contain and grow shrimp for processing.
  - Continually circulate water from the ocean, through the ponds and then back into the ocean, to maintain adequate water chemistry for the shrimp.
  - Shrimp farmers supply the shrimp with daily additions of dry food pellets as they grow.
  - In the US, most farms produce one crop per year, while a few farms are trying to develop a smaller second crop.

- Open-Water Catch
  - Use ocean water and therefore must be located near the coastline. Fresh shrimp sales are confined to an area near the facility or shipped with very high transportation costs in order to maintain the shrimp's freshness.
  - Any shrimp not sold locally or shipped within a few days must be frozen and sold at a discounted rate.

Competitive Advantage

- SHMP technology and business model sets it apart from any competition today.
  - Any new competitor would face significant barriers to entry into the market and would likely need years of R&D to develop the proprietary technology necessary to produce similar shrimp at a commercially viable level.







Regional Production Centers

The map below shows where NSI intends to build their regional production center sites throughout the United States.

- NSI will be able to deliver fresh shrimp within hours of harvest.
- Production centers planned (in areas near major population centers):
  - Webster City | Las Vegas | Denver | New York City | Minneapolis|
  - Chicago| San Antonio | Birmingham | Charleston | Seattle | Los Angeles


Map
WASHINGTON
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
OREGON
IDAHO
WYOMING
NEBRASKA
IOWA
WISCONSIN
MICHIGAN
ILLINOIS
INDIANA
OHIO
Chicago
Ottawa
Toronto
NEW YORK
PENN
VT
NH
MAINE
MA Boston
CT RI
New York
NEVADA
UTAH
COLORADO
United States
KANSAS
MISSOURI
San Francisco
Las Vegas
Los Angeles
San Diego
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
KENTUCKY
VIRGINIA
TEXAS
Houston
LOUISIANA
ALABAMA
GEORGIA
SOUTH CAROLINA
FLORIDA
Gulf of Mexico
Gulf of California
Mexico

Project Economics

The project economics of each low-cost building provides for a strong return on investment.

No. of Tanks / Building	24
Tank Harvests / Year	2 (every 24 weeks)
Revenue / Tank ($10/lbs.)	$60,000
Costs / Tank	$35,000
Yearly Revenue / Building	$2,880,000
Yearly Costs / Building	$1,680,000
Gross Profit	$1,200,000
Building Costs	$3,000,000
4 Year IRR[(1)]	29%


NATURALSHRIMP

Marketing Strategy



F&T
Water Solutions
IP Acquisition
F&T Water Solutions
Hydrenesis
Patent Pending, Proprietary
Technology, Trademarks, Copyrights
HYDRENESIS
Marketing Programs
Customer channel targeting, PR, Ads, Blogs, Social Media.
Educational Market
Educate the consumer about the deficiencies of the shrimp market and future of food production.
NaturalShrimp, Inc.
Strategic Partnerships
Develop business relationships with established companies potentially providing an exit opportunity.
Events
Tradeshows, Sponsorship opportunities, Speaking engagements, Food festivals.
Packing / Branding
Brand Identity, Distribution and Execution

VeroBlue Farms

- Webster City, Iowa
  - 13+ acres
  - 270,000 square foot building
  - 240 tanks (10,000 gallons each)







- Buckeye – Radcliffe
  - 20+ acres
  - 24,000 square foot building
  - 24 tanks (10,000 gallons each)



- Blairsburg
  - 20 acres
  - 50,000 square foot building
  - 240 tanks (200 gallons to 500 gallons each)



F&T Water Solutions

- F&T Water Solutions is an advanced water treatment company specializing in electrocoagulation and chemical free integrated technologies. F&T offers an advanced water treatment system, Variable Electro Precipitator™ (VEP™), in conjunction with other pre and post treatment components to provide portable and fixed based solutions to our customers.
- F&T Water Solutions provides the experience and expertise to produce innovative solutions to water and wastewater treatment by leveraging electrocoagulation and supplemental polymers and absorbents as needed for a complete remediation solution.
- F&T Water Solutions professionals are hands-on, real world designers and operators with vast experience in designing and building sustainable and cost-effective wastewater treatment plants based on each customer's unique set of specifications and requirements. They specialize in providing customized pre-assembled, small footprint, wastewater treatment systems that simplify field construction activity. Their systems include all instructions, user manuals, training and support necessary to effectively operate these units whether they be oil fields, coal fired power plants, mining or manufacturing facilities.

Hydrenesis

- Hydrenesis partners with leading water technology IP holders to bring the benefits of those technologies to their respective industry applications. Drawing from decades of business and water technology experience, they take the path of least resistance to the end goal. They have the ability to arrange the funding, development, and pilot testing from any stage.
- They encourage collaboration by providing Market Developers that navigate delicate ecosystems of value chain proposition. Their Market Developers have a reputation for bringing viable technology to the market, so the transition is easy and usually funded. Their technologies are already in use all around the world and continue to expand to new markets and industries every day. They are always seeking new Technology Partners and Market Developers to further their reach and bring clean, great tasting water...wherever the need.

Testimonials

Michael Scott - Executive Cooperate Chef at Rosewood Beef, partner / co-owner of Bartonville Store and Jeters Meat Market. He is an Award-Winning World Class Master Chef, currently serving as Vice-President of the World Master Chefs Society. He was inducted into the American Academy of Chefs® Honor Society. He recently took his team to the Culinary Olympics in Germany where they won three medals: one silver and two bronze.



Kent Rathbun – a Four-time Beard Award-nominated American chef restaurateur and 2013 Iron Chef winner. His restaurants included Abacus, in Dallas, Texas, an upscale restaurant chosen as most popular in Dallas by the 2007 edition of the Zagat Survey, Jasper's, in the Texas cities of Dallas, Richardson, and The Woodlands. He has an upscale burger and BBQ as well a new concept Rathbun's Curbside BBQ. He also catered in Dallas/Ft Worth, Houston and Austin with his entity Kent Rathbun Catering.



- Investment Highlights

Investment Highlights

Why Invest in NaturalShrimp, Inc.?	
Macro Fundamentals	• Significant bid for food / protein as global population increases
Solving a Major Problem	• Open-water supplies are under strain, and use major chemicals. • Most farmed shrimp is farmed in Asia / LATAM where labor, cleanliness, and chemicals are all major issues.
Best Technology	• SHMP technology (Vibrio Suppression) is better than, and more commercially scalable than other competition (Biofloc Technology).
Major Commercial Partners	• Currently in discussions with numerous parties – financing of equipment and purchasing product.
Project Economics Very Attractive	• 4 Year IRR of 29% on each project.

NATURALSHRIMP, INC.

Creating Technology for a Sustainable Future

- OTCQB:SHMP
- Investor Presentation
- September 2020

Please Contact:

William Delgado | CFO & Treasurer
Natural Shrimp, Inc. (OTCQB:SHMP)
15150 Preston Road, Suite 300, Dallas, Texas 75234
Email: bdelgado@naturalshrimp.com
Corporate Website: http://naturalshrimp.com

Facebook.com/NaturalShrimp

Twitter.com/NaturalShrimp